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[ASTON ASSET MANAGEMENT LOGO]


                                   Aston Funds

                      ABN AMRO TAX-EXEMPT MONEY MARKET FUND

                              CLASS S AND I SHARES

                         SUPPLEMENT DATED JULY 16, 2007
              TO THE CLASS S AND I PROSPECTUSES DATED MARCH 1, 2007


                                IMPORTANT NOTICE

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN EACH PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH EACH PROSPECTUS.


Effective July 16, 2007, the following information replaces the information about the portfolio manager of ABN AMRO TAX-EXEMPT MONEY MARKET FUND:

PORTFOLIO MANAGER             INVESTMENT EXPERIENCE

William Anderson, CFA         Portfolio Manager of the Fund since July 2007 and
                              has been with the Adviser or its affiliates since
                              June 2004. Previously, Mr. Anderson served as Vice
                              President of Global Short Term Investments at Aon
                              Advisers, where he managed and directed money market fund and short-term fiduciary fund investments. Prior to that, he was Director of Investment Research at Aon Capital Markets. Mr.
                              Anderson earned his BA from Dartmouth College and his Master of Management in Finance, Accounting and Strategy from Northwestern University.


                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                       PROSPECTUSES FOR FUTURE REFERENCE.

           For more information, please call Aston Funds: 800-992-8151 or visit our Web site at www.astonfunds.com.




                                                              AST S&I SUPMMF 707